Accounts Receivable, Net - Schedule of Provision for Doubtful Accounts (Details) - USD ($)	12 Months Ended
	Dec. 31, 2024	Dec. 31, 2023
Schedule of Provision for Doubtful Accounts [Abstract]
Beginning	$ 218,775	$ 120,339
Adoption of ASC 326		(55,794)
Provision for doubtful accounts included due to the acquisition of Industrial Insights Consulting LTD.		94,785
Additions	102,625	61,052
Exchange rate difference	(5,977)	(1,607)
Balance	$ 315,423	$ 218,775